SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 9, 2001


                           BOWLIN TRAVEL CENTERS, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                      000-31701                  85-0473277
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


150 Louisiana N. E., Albuquerque, New Mexico                       87108
  (Address of principal executive offices)                       (Zip Code)


                                 (505) 266-5985
               Registrant's telephone number, including area code


                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)(1) On May 9, 2001, Bowlin Travel Centers, Inc. (the "Company"), with the approval of the Company's board of directors, dismissed KPMG, LLP ("KPMG") as its independent accountants. As discussed below, the Company has engaged the firm of Neff & Ricci LLP ("Neff & Ricci") as its independent auditors for the 2002 Fiscal Year.

     KPMG's reports on the Company's consolidated financial statements for the past two years have not contained any adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the Company's two most recent fiscal years and the subsequent interim periods preceding KPMG's dismissal, there have not been any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make a reference to the subject matter of the disagreement in connection with their reports.

     During the Company's two most recent fiscal years and subsequent interim period preceding the dismissal of KPMG:

     (i) KPMG did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist;

     (ii) KPMG did not advise the Company that information had come to KPMG's attention that led them to no longer be able to rely on management's representations, or that made them unwilling to be associated with the financial statements prepared by management;

     (iii) KPMG did not advise the Company of the need to expand significantly the scope of their audit, or that information had come to their attention during such period that, if further investigated, may (i) materially impact the fairness or reliability of previously issued Reports of Independent Auditors and the underlying consolidated financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause KPMG to be unwilling to rely on management's representations or be associated with the Company's consolidated financial statements; and

     (iv) KPMG did not advise the Company that information had come to their attention that they had concluded materially impacted the fairness or reliability of previously issued Reports of Independent Auditors and the underlying consolidated financial statements, or the consolidated financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent consolidated financial statements covered by an audit report.

     The Company has provided KPMG with a copy of the foregoing disclosure, and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Company has filed as an Exhibit to this Form 8-K a copy of the letter from KPMG required by Item 304 of Regulation S-K.

     (a)(2) On May 9, 2001, the Company engaged Neff & Ricci as its independent auditors. Prior to its engagement, the Company had not consulted with Neff & Ricci with respect to:

     (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

     (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in
Item 304(a)(1)(v) of Regulation S-K) .

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          16. Letter from KPMG, LLP, dated May 9, 2001, regarding its concurrence or disagreement with the statements made by the registrant in the current report concerning the dismissal as the registrants principal accountant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOWLIN TRAVEL CENTERS, INC.


Dated: May 9, 2001                      By: /s/ Michael L. Bowlin
                                            ------------------------------------
                                            Name:  Michael L. Bowlin
                                            Title: President, Chief Executive
                                                   Officer

                                 EXHIBIT INDEX

Exhibit Number                           Description
--------------                           -----------

     16 Letter from KPMG, LLP, dated May 9, 2001, regarding its concurrence or disagreement with the statements made by the registrant in the current report concerning the dismissal as the registrants' principal accountant.